Allianz Finance III B.V.,
as Company
AND
Allianz SE,
as Guarantor
TO
The Bank of New York,
as Trustee
Subordinated Debt Indenture
Dated as of _______, 200__

Note:	This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act Section		Indenture Section

§ 310(a)	(1)	609
(a)	(2)	609
(a)	(3)	615
(a)	(4)	Not Applicable
(b)		608, 610
§ 311(a)		613
(b)		613
§ 312(a)		701, 702
(b)		702
(c)		702
§ 313(a)		703
(b)		703
(c)		703
(d)		703
§ 314(a)		704
(a)	(4)	1005
(b)		Not Applicable
(c)	(1)	102
(c)	(2)	102
(c)	(3)	Not Applicable
(d)		Not Applicable
(e)		102
§ 315(a)		601
(b)		602
(c)		601
(d)		601
(e)		514
§ 316(a)
(a)	(1)(A)	502, 512
(a)	(1)(B)	513
(a)	(2)	Not Applicable
(b)		508
(c)		104
§ 317(a)	(1)	503
(a)	(2)	504
(b)		1004
§ 318(a)		107

Note:	This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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          SUBORDINATED DEBT INDENTURE, dated as of                     , 200_, among Allianz Finance III B.V., a private company with limited liability duly organized and existing under the laws of The Netherlands (herein called the “Company”), having its principal office at Kaizersgracht 484, 1017 EH Amsterdam, The Netherlands, Allianz SE, a European Company incorporated in the Federal Republic of Germany and organized under the laws of the Federal Republic of Germany and the European Union (herein called the “Guarantor”), having its principal office at Königinstrasse 28, 80802 Munich, Germany, and The Bank of New York, a New York banking corporation, as Trustee (herein called the “Trustee”), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.
Recitals
          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures and subordinated notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.
          The Guarantor has duly authorized the execution and delivery of this Indenture, and the Subordinated Guarantee set forth herein, to provide for the subordinated guarantee by it with respect to the Securities set forth in this Indenture.
          All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.
          Now, Therefore, This Indenture Witnesseth:
          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:
Article One
Definitions and Other Provisions
of General Application
SECTION 101. Definitions.
          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with International Financial Reporting Standards as adopted by the European Union;

     (4) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture;
     (5) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and
     (6) when used with respect to any Security, the words “convert”, “converted” and “conversion” are intended to refer to the right of the Holder or the Company to convert or exchange such Security into or for securities or other property in accordance with such terms, if any, as may hereafter be specified for such Security as contemplated by Section 301, and these words are not intended to refer to any right of the Holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 304, 305, 306, 906 or 1107 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be converted mean such terms as may be specified for such Security as contemplated in Section 301.
          “Act”, when used with respect to any Holder, has the meaning specified in Section 104.
          “Additional Amounts” has the meaning specified in Section 1007.
          “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
          “Applicable Procedures” of a Depositary means, with respect to any matter at any time, the policies and procedures of such Depositary, if any, that are applicable to such matter at such time.
          “Authenticating Agent” or “Agent” has the meaning specified in Section 614.
          “Board Resolution means a copy of a resolution or relevant extract of minutes of a meeting of the Management Board in case of either the Company or the Guarantor, evidencing actions or decisions taken within its authority, certified by any member of the Management Board, any person duly appointed by the Management Board or any authorized signatory of the Company or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.
          “Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment and New York City are authorized or obligated by law, regulation or executive order to close; provided that, when used with respect to any Security, “Business Day” may have such other meaning, if any, as may be specified for such Security as contemplated by Section 301.

          “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
          “Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
          “Company Authorized Agent” has the meaning specified in Section 113.
          “Company Request” or “Company Order” means a written request or order signed in the name of the Company or of the Guarantor by any member of the Management Board, or any other officer or officers of the Company or the Guarantor, as the case may be, designated in writing by or pursuant to authority of the Management Board and delivered to the Trustee from time to time. For the purposes of this definition, “officer” of the Guarantor means Prokurist.
          “Corporate Trust Office” means the principal corporate trust office of the Trustee, at which office at any particular time its corporate trust business shall be administered, which at the date hereof is located at 101 Barclay Street, Floor 4E, New York, New York 10286.
          “Corporation” means a corporation, association, company (including a limited liability company), joint-stock company, business trust or other similar entity.
          “Defaulted Interest” has the meaning specified in Section 307.
          “Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency that is designated to act as Depositary for such Securities as contemplated by Section 301.
          “Event of Default” has the meaning specified in Section 501.
          “Exchange Act” means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.
          “Expiration Date” has the meaning specified in Section 104.
          “Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).
          “Guarantor” means the Person named as “Guarantor” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter such “Guarantor” shall mean such successor Person.
          “Guarantor Authorized Agent” has the meaning specified in Section 113.
          “Holder” means a Person in whose name a Security is registered in the Security Register.

          “Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.
          “Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
          “Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
          “Management Board” means either the Management Board of the Company or the Guarantor, as the case may be, or any duly authorized committee of that board, in the case of the Guarantor.
          “Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
          “New Issuer” has the meaning specified in Section 803.
          “Officers’ Certificate” means a certificate signed, in the case of either the Company or the Guarantor, by any member of the Management Board, or any other officer or officers of the Company or the Guarantor designated in a writing by or pursuant to authority of the Management Board and delivered to the Trustee from time to time. One of the officers signing an Officers’ Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, respectively. For the purposes of this definition, “officer” of the Guarantor means Prokurist.
          “Opinion of Counsel” means a written opinion of counsel, who may be an employee of the Company or the Guarantor, respectively.
          “Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.
          “Outstanding”, when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
     (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;
     (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
     (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company; and
     (4) Securities as to which any property deliverable upon conversion thereof has been delivered (or such delivery has been duly provided for), or as to which any other particular conditions have been satisfied, in each case as may be provided for such Securities as contemplated in Section 301;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies, composite currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor.
          “Paying Agent” means any Person authorized by the Company (which may include the Company or the Guarantor) to pay the principal of or any premium or interest on any Securities on behalf of the Company.
          “Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.
          “Place of Payment”, when used with respect to the Securities of any series and subject to Section 1002, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
          “Record Date” means the Regular Record Date or the Special Record Date, as the case may be.
          “Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
          “Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
          “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.
          “Relevant Jurisdiction” has the meaning specified in Section 1007.
          “Responsible Officer”, when used with respect to the Trustee, means any officer of the Trustee having direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.
          “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
          “Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
          “Senior Debt” means the principal of (and premium, if any) and interest, if any, on all obligations and indebtedness (other than the Securities) of, or guaranteed or assumed by, the Company or the Guarantor that are for borrowed money or are evidenced by bonds, debentures, notes or other similar instruments, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed, and all amendments, renewals, extensions, modifications and refundings of such indebtedness and obligations, unless in any such case the instrument by which such indebtedness or obligations are created, incurred, assumed or guaranteed by the Company or the Guarantor, or are evidenced, provides that they are subordinate, or are not superior, in right of payment to the Securities.
          “Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.
          “Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
          “Subordinated Guarantee” means the subordinated guarantee of the Guarantor set forth in Section 1301, or established pursuant to an indenture supplemental hereto, the text of which shall be attached to any Security authenticated and delivered pursuant to this Indenture.
          “Subsidiary” means any Person a majority of the combined voting power of the total outstanding ownership interests in which is, at the time of determination, beneficially owned or held, directly or indirectly, by the Guarantor or one or more other Subsidiaries. For this purpose, “voting power” means power to vote in an ordinary election of directors (or, in the case of a Person that is not a corporation, ordinarily to appoint or approve the appointment of Persons holding similar positions), whether at all times or only as long as no senior class of ownership interests has such voting power by reason of any contingency.
          “Successor Jurisdiction” has the meaning set forth in Section 1301.
          “Taxes” has the meaning specified in Section 1007.
          “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
          “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
SECTION 102. Compliance Certificates and Opinions.
          Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act; provided, however, that no such certificate or opinion shall be required in connection with the issuance of Securities of any series. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.
          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
SECTION 103. Form of Documents Delivered to Trustee.
          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
          Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion, or representations with respect to the matters upon which his certificate or opinion is based, are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
SECTION 104. Acts of Holders; Record Dates.
          Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.
          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
          The ownership of Securities shall be proved by the Security Register.
          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.
          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.
          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any declaration of acceleration referred to in Section 502, (ii) any request to institute proceedings referred to in Section 507(2) or (iii) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable

Expiration Date to be given to the Company and the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.
          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided, that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.
          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount of such Security.
SECTION 105. Notices, Etc., to Trustee, Company and Guarantor.
          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:
     (1) the Trustee by any Holder, the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) and mailed, first-class postage prepaid, to the Trustee to or with the Trustee at its Corporate Trust Office, Attention: Global Finance Americas; or
     (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing (which may be via facsimile) and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Director of Corporate Finance, or at any other address previously furnished in writing to the Trustee by the Company, with a copy to the Guarantor, and in the case of the Guarantor, to or with it at the address of its office specified in the first paragraph of this instrument, Attention: Corporate Finance, or at any other address previously furnished in writing to the Trustee by the Guarantor, with a copy to the Company.
SECTION 106. Notice to Holders; Waiver.
          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in a manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
          Where this Indenture provides for Notice of any event to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depositary for such Security (or its designee), pursuant to its Applicable Procedures, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.
SECTION 107. Conflict with Trust Indenture Act.
          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.
SECTION 108. Effect of Headings and Table of Contents.
          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 109. Successors and Assigns.
          All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.
SECTION 110. Separability Clause.
          In case any provision in this Indenture or in the Securities or in the Subordinated Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 111. Benefits of Indenture.
          Nothing in this Indenture or in the Securities or in the Subordinated Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.
          Unless otherwise specified in or pursuant to an indenture supplemental hereto, this Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York and, unless otherwise specified in or pursuant to a Board Resolution or indenture supplemental hereto, the subordination provisions of Article Twelve and the Subordinated Guarantee shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.
SECTION 113. Submission to Jurisdiction; Appointment of Agent for Service of Process.
          The Company hereby appoints Corporation Service Company, acting through its office at 1133 Avenue of the Americas, Suite 3100, New York, New York 10036 (or such other address in the Borough of Manhattan, The City of New York, as such agent shall furnish in writing to the Company and the Trustee) as its authorized agent (the “Company Authorized Agent”) upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Indenture or the Securities of any series, as the case may be, instituted in any federal or state court in the Borough of Manhattan, The City of New York by the Holder of any Security, and agrees that service of process upon the Company Authorized Agent, together with written notice of said service mailed or delivered to the Company, addressed as provided in Section 105, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding, and the Company hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding. Such appointment shall be irrevocable so long as the Holders of Securities shall have any rights pursuant to the terms of the Securities or of this Indenture until the appointment of a successor Company Authorized Agent by the Company and such successor’s acceptance of such appointment. The Company reserves the right to appoint another person located, or with an office, in the Borough of Manhattan, The City of New York, selected in its sole discretion, as a successor Company Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Company Authorized Agent shall terminate. If for any reason Corporation Service Company ceases to be able to act as the Company Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company will appoint a successor Company Authorized Agent in accordance with the preceding sentence. The Company further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent or successor in full force and effect for as long as required hereunder.
          The Guarantor hereby appoints Corporation Service Company, acting through its office at 1133 Avenue of the Americas, Suite 3100, New York, New York 10036 (or such other address in the Borough of Manhattan, The City of New York, as such agent shall furnish in writing to the Guarantor and the Trustee) as its authorized agent (the “Guarantor Authorized Agent”) upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Indenture (except with respect to the Subordinated Guarantee for which the exclusive court of venue for all litigation with the Guarantor arising from the legal relations established thereunder is Frankfurt am Main, Germany), instituted in any federal or state court in the Borough of Manhattan, The City of New York by the Holder of any Security, and agrees that service of process upon the Guarantor Authorized Agent, together with written notice of said service mailed or delivered to the Guarantor, addressed as provided in Section 105, shall be deemed in every respect effective service of process upon the Guarantor in any such legal action or proceeding, and the Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding (except, for the avoidance of doubt, with respect to the Subordinated Guarantee for which the exclusive court of venue for all litigation with the Guarantor arising from the legal relations established thereunder is Frankfurt am Main, Germany). Such appointment shall be irrevocable so long as the Holders of Securities shall have any rights pursuant to the terms of the Securities or of this Indenture until the appointment of a successor Guarantor Authorized Agent by the Guarantor and such successor’s acceptance of such appointment. The Guarantor reserves the right to appoint another person located, or with an office, in the Borough of Manhattan, The City of New York, selected in its sole discretion, as a successor Guarantor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Guarantor Authorized Agent shall terminate. If for any reason Corporation Service Company ceases to be able to act as the Guarantor Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Guarantor will appoint a successor Guarantor Authorized Agent in accordance with the preceding sentence. The Guarantor further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent or successor in full force and effect for as long as required hereunder.
SECTION 114. Legal Holidays.
          In any case where any Interest Payment Date, Redemption Date or Maturity of any Security, or any date on which a Holder has the right to convert his Security, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any), or conversion of such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Maturity, or on such date for conversion, as the case may be.
SECTION 115. Waiver of Jury Trial.
          EACH OF THE COMPANY, THE GUARANTOR, THE TRUSTEE AND ANY HOLDER OR BENEFICIAL OWNER OF A SECURITY BY ITS ACQUISITION OF AN INTEREST IN SUCH SECURITY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Article Two
Security Forms
SECTION 201. Forms Generally.
          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by any member of the Management Board and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.
          The text of the Subordinated Guarantee shall be attached to the Securities of each series in substantially the form set forth in Section 206, or in the form of such other Subordinated Guarantee as shall be established by or pursuant to a Board Resolution of the Guarantor and/or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the person duly authorized thereto executing such Securities, all as evidenced by such execution. If the Subordinated Guarantee, the text of which is to be attached to the Securities of any series, is established by action taken pursuant to a Board Resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by two authorized signatories of the Group Legal Services department (or, if re-named, the successor legal department) of the Guarantor and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.
          The definitive Securities, including the text of the Subordinated Guarantee, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
SECTION 202. Form of Face of Security.
          [Insert any legend required by the Internal Revenue Code and the regulations thereunder or other selling restrictions.]
Allianz Finance III B.V.

No.	$
CUSIP No.
[ISIN ]
[COMMON CODE ]
          Allianz Finance III B.V., a private company with limited liability duly organized and existing under the laws of The Netherlands, having its corporate seat in Amsterdam, The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                         , or registered assigns, the principal sum of                                                              Dollars on                                                               [if the Security is to bear interest prior to Maturity, insert, and to pay interest thereon from                      or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-]annually on                      and                      in each year, commencing                     , and at the Maturity thereof, at the rate of      % per annum, until the principal hereof is paid or made available for payment [if applicable, insert — , provided that any principal and premium, and any such

installment of interest, which is overdue shall bear interest at the rate of      % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the                      or                      (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].
          [If the Security is not to bear interest prior to Maturity, insert — The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand.]
          Payment of the principal of (and premium, if any) and [if applicable, insert — any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, the Company has caused this instrument to be duly executed.

Allianz Finance III B.V.
By:
Name:
Title:

By:
Name:
Title:

Attest:

SECTION 203. Form of Reverse of Security.
          This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Subordinated Debt Indenture, dated as of                     , 20__ (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), among the Company, as issuer, Allianz SE, as Guarantor (herein called the “Guarantor”) and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert — , limited in aggregate principal amount to $                    ].
          [If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]
          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, and waives reliance by each such holder upon said provisions.

          [If applicable, insert — The Indenture contains provisions or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]
          [If the Security is not an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]
          Payments under the Securities will be made free and clear of and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) imposed, levied, collected, withheld or assessed by The Netherlands (if by the Company) or the Federal Republic of Germany (if by the Guarantor) or the government of a jurisdiction in which a successor to the Company is organized or resident for tax purposes or any political subdivision or authority thereof or therein that has the power to tax (each, a “Relevant Jurisdiction”), unless required by law. To the extent any such Taxes are so levied or imposed, the Company will, subject to the exceptions and limitations set forth in Section 1007 of the Indenture, pay such additional amounts (“Additional Amounts”) to the Holder of any Security who is not a resident of a Relevant Jurisdiction as may be necessary in order that every net payment of the principal of and interest on such Security and any other amounts payable on such Security, after withholding for or on account of such Taxes imposed upon or as a result of such payment, will not be less than the amount provided for in such Security to be then due and payable.
          [If applicable insert — In addition to its ability to redeem this Security pursuant to the foregoing,] [i]f at any time as a result of any change in or amendment to the laws or regulations of a Relevant Jurisdiction affecting taxation, or a change in any application or interpretation of such laws or regulations (including the decision of any court or tribunal) either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after                     , 20__ in making any payment of, or in respect of, the principal amount of, or any premium or interest on, the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 45 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at [their principal amount] [if the Security is an Original Issue Discount Security, insert an amount equal to ___, insert formula for determining the amount], together in the case of any such redemption with any accrued but unpaid interest to, the Redemption Date.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
          The Securities of this series are issuable only in registered form without coupons in denominations of $                     and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
          No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.
          This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, except for the subordination [If applicable insert — and provisions related to [the absence of any security in the rights of holders of this Security] [the waiver of the rights of set-off] [the obligations to return payments made early on this Security in certain circumstances]] contained herein and in Article Twelve of the Indenture, which shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.
          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
SECTION 204. Form of Legend for Global Securities.
          Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:
This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.
SECTION 205. Form of Trustee’s Certificate of Authentication.
          The Trustee’s certificates of authentication shall be in substantially the following form:
          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.
Dated:

The Bank of New York, As Trustee

By:
Authorized Officer

SECTION 206. Text of Subordinated Guarantee.
          The text of the Subordinated Guarantee shall be attached to each series of the Securities in substantially the form set below, unless otherwise modified in an indenture supplemental hereto. Effective on the execution, authentication and delivery of the Securities of a series to which the text of the Subordinated Guarantee is attached, the Guarantor will issue an unconditional and irrevocable Subordinated Guarantee to the Trustee for the benefit of the Holders of Securities, for the due and prompt payment of the principal of (and premium, if any) and interest (including Additional Amounts) on such Security, when such amounts become due and payable in accordance with the terms thereof and the Indenture, whether at the stated maturity of the debt securities, by declaration or acceleration, call for redemption or otherwise. The Subordinated Guarantee constitutes a contract for the benefit of the Holders of the Securities as third party beneficiaries in accordance with Section 328(1) of the German Civil Code, giving rise to the right of each Holder of the Security (or the Trustee on behalf of the Holder) to require performance of the obligations under the Subordinated Guarantee directly from the Guarantor and to enforce the obligations under the Subordinated Guarantee directly against the Guarantor.
TEXT OF THE SUBORDINATED GUARANTEE OF ALLIANZ SE.
          Allianz SE, a European company incorporated in the Federal Republic of Germany and organized under the laws of the Federal Republic of Germany and the European Union (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security), hereby unconditionally guarantees on a subordinated basis (the “Subordinated Guarantee”) to each Holder of the Security due and prompt payment of the principal of (and premium, if any) and interest (including additional amounts) on such Security when falling due in accordance with the terms thereof and the Indenture referred to therein, as well as the fees and expenses of the Trustee pursuant to Section 607 and subject to Section 1210 of the Indenture.
          Upon discharge of any obligations of Allianz Finance III B.V., a company duly organized and existing under the laws of The Netherlands (herein called the “Company”) or the Guarantor subsisting hereunder in favor of any Holder of Security, the relevant guaranteed right of such Holder of Security under the Security shall cease to exist.
          The intent and purpose of this Subordinated Guarantee is to ensure that any Holder of Security under any and all circumstances, whether factual or legal, and irrespective of validity or enforceability of the obligations of the Company, or any other reasons on the basis of which the Company may fail to fulfill its obligations, receive on the respective due date any and all sums payable in accordance with the Indenture.
          The Guarantor hereby further agrees that if any payments under the Securities are made with withholding or deduction for or on account of any taxes, duties, assessments or government charges of whatever nature (“Taxes”) imposed, levied, collected, withheld or assessed by The Netherlands (if by the Company) or the Federal Republic of Germany (if by the Guarantor), or the government of a jurisdiction in which a successor to the Guarantor is organized or resident for tax purposes or any political subdivision or authority thereof or therein that has the power to tax (a “Relevant Jurisdiction”), to the extent not restricted by law, the Guarantor will, subject to the same exceptions and limitations set forth in Section 1007 of the Indenture applicable to the Company, pay such additional amounts (“Additional Amounts”) to the Holder of any Security who is not a resident of a Relevant Jurisdiction as may be necessary in order that every net payment of the principal of and interest on such Security and any other amounts payable on such Security, after withholding for or on account of such Taxes imposed upon or as a result of such payment, will not be less than the amount provided for in such Security to be then due and payable.
          The Guarantor may deposit with the Lower Court (Amtsgericht) in Frankfurt am Main, Germany, any principal of (and premium, if any) and interest (including Additional

Amounts) on the Security, which have become due and have not been claimed by the Holders within twelve months after having become due. If the Guarantor waives all rights to withdraw such deposits, the respective claims of Holders against the Company and the Guarantor shall cease.
          The obligations of the Guarantor under this Subordinated Guarantee shall be subordinated to, and subject in right of payment to, the prior payment in full of certain specified claims and circumstances in accordance with the provisions of Article Twelve of the Indenture or as specified in or pursuant to an indenture supplemental to the Indenture.
          The Holder of Securities explicitly accepts that, in the circumstances described above, payments in respect of the Securities will be made by the Guarantor pursuant to the Subordinated Guarantee only in accordance with the subordination described above.
          No Holder of Security may set off any claims arising under the Securities or under this Subordinated Guarantee against any claims that the Guarantor may have against it. The Guarantor may set off any claims it may have against any Holder of the Securities against any of its obligations under the Subordinated Guarantee only if such amounts have been replaced by other at least equivalent regulatory capital (Eigenmittel) of at least equal status and pursuant to other circumstances as may be specified in an indenture supplemental to the Indenture.
          Except for the rights created pursuant to this Subordinated Guarantee, no security of whatever kind is, or shall at any time be, provided by the Guarantor or any other person securing rights to the Holder of Securities.
          No subsequent agreement or indenture supplemental to the Indenture shall directly or indirectly modify the provisions of this Subordinated Guarantee in any manner which might terminate or impair the subordination of this Subordinated Guarantee or shorten the term of this Subordinated Guarantee or any applicable notice period of the Subordinated Guarantee.
          In the event of a substitution of the Company by a subsidiary of the Guarantor pursuant to Section 803 of the Indenture, this Subordinated Guarantee shall extend to any and all amounts payable by such subsidiary pursuant to the Indenture.
          This Subordinated Guarantee constitutes a contract in favor of the Holders of the Securities as third party beneficiaries pursuant to Section 328(1) of the German Civil Code giving rise to the right of each such Holder (or the Trustee on behalf of the Holder) to require performance of the obligations assumed hereby directly from the Guarantor and to enforce such obligations directly against the Guarantor.
          Subject to Section 107 of the Indenture, the Subordinated Guarantee shall be governed by and construed in accordance with the law of the Federal Republic of Germany.
          The exclusive court of venue for all litigation with the Guarantor arising from the legal relations established under this Subordinated Guarantee is Frankfurt am Main, Germany.
          The Trustee undertakes to hold the original copy of this Subordinated Guarantee in custody until all obligations under the Securities and this Subordinated Guarantee have been fulfilled.

          On the basis of this copy of this Subordinated Guarantee certified as being a true copy by a duly authorized officer of the Trustee, each Holder of a Security (or the Trustee on behalf of the Holder) may protect and enforce in his own name his rights arising under this Subordinated Guarantee in any legal proceedings against the Guarantor or to which such Holder of Security and the Guarantor are parties, without the need for production of this Subordinated Guarantee in such proceedings.
          This obligation is not a deposit and is not insured by the United States Federal Deposit Insurance Corporation.
          All terms used in this Subordinated Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.
Munich, [•]

Allianz SE
By:
Name:
Title:

By:
Name:
Title:
          We hereby accept all of the above declarations in favor of the Holders of Securities without recourse, warranty or liability on us with respect to the Subordinated Guarantee.
New York, [•]

The Bank of New York
By:
Authorized Officer
Article Three
The Securities
SECTION 301. Amount Unlimited; Issuable in Series.
          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

     (1) the title of the Securities of the series, including CUSIP numbers (which shall distinguish the Securities of the series from Securities of any other series);
     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);
     (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;
     (4) the date or dates on which the principal of any Securities of the series is payable;
     (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and any right to extend or defer the interest payment periods and the duration of the extension and the Regular Record Date for any such interest payable on any Interest Payment Date;
     (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable and the manner in which any payment may be made;
     (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;
     (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any provisions of the Security or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
     (9) if other than denominations of $1,000 and any multiple thereof, the denominations in which any Securities of the series shall be issuable;
     (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, other security (whether equity or debt) or pursuant to a formula, the manner in which such amounts shall be determined;
     (11) if other than the currency of the United States of America, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for the purposes of making payment in the currency of the United States of America and applying the definition of “Outstanding” in Section 101;
     (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies, composite currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);
     (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;
     (14) if other than as provided in Section 201 and 206, the form or forms of the Securities and the form of Subordinated Guarantee, respectively;
     (15) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);
     (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204, any addition to, elimination of or other change in the circumstances set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;
     (17) any addition to, elimination of or other change in the Events of Default or any other remedies which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;
     (18) any addition to, elimination of or other change in the covenants set forth in Article Ten which applies to Securities of the series;
     (19) any provisions necessary to permit or facilitate the issuance, payment or conversion of any Securities of the series that may be converted into securities or other property other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of principal or other amount and whether at the option of the Company or otherwise;
     (20) any optional redemption of the series, whether pursuant to Section 1108 or another manner as may be determined by the Company; and
     (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(6)).
          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto. All Securities of any series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.
          If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company or the Guarantor, a copy of an appropriate record of such action shall be certified by any member of the Management Board, as the case may be, and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
          Except as otherwise provided for in any indenture supplemental hereto, the Securities shall be subordinated in right of payment to Senior Debt as provided in Article Twelve.
SECTION 302. Denominations.
          The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof.
SECTION 303. Execution, Authentication, Delivery and Dating.
          The Securities shall be executed on behalf of the Company by any member of the Management Board (or any other officer of the Company designated in writing by or pursuant to authority of the Management Board and delivered to the Trustee from time to time). The signature of any of these officers on the Securities may be manual or facsimile.
          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. The Subordinated Guarantee shall bind the Guarantor with respect to such Securities notwithstanding that the individuals who were at the time of the execution of the Subordinated Guarantee proper officers of the Guarantor and whose manual or facsimile signatures are borne thereon have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company (having attached thereto the text of the Subordinated Guarantee) to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate by its manual signature and deliver such Securities. If the form or terms of the Securities of the series or the Subordinated Guarantee, the text of which is attached thereto, have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:
     (1) if the form of such Securities or Subordinated Guarantee has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;
     (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;
     (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and
     (4) that the Subordinated Guarantee, when the Securities to which the text of the Subordinated Guarantee shall have been attached, shall have been authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
          Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers’ Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.
          Each Security shall be dated the date of its authentication.

          No Security or the Subordinated Guarantee as attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Subordinated Guarantee as attached thereto has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
SECTION 304. Temporary Securities.
          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities substantially of the tenor of the definitive Securities in lieu of which they are issued, and having attached thereto the text of the Subordinated Guarantee, which Securities and text of the Subordinated Guarantee may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by such execution.
          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, having attached thereto the text of the Subordinated Guarantee. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.
SECTION 305. Registration, Registration of Transfer and Exchange.
          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and transfers and exchanges of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.
          (b) Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having attached thereto the text of the Subordinated Guarantee.

          (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having attached thereto the text of the Subordinated Guarantee, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.
          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
          (d) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.
          (e) If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.
          The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:
     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.
     (2) Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 301, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it (i) is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) the Company and/or the Guarantor has executed and delivered to the

Trustee a Company Order stating that such Global Security shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall promptly be effected by the Trustee). If the Company receives a notice of the kind specified in Clause (A) above or the Company and/or the Guarantor delivered a Company Order of the kind specified in Clause (C) above, it may, in its sole discretion, designate a successor Depositary for such Global Security within 60 days after receiving such notice or delivery of such order, as the case may be. If the Company designates a successor Depositary as aforesaid, such Global Security shall promptly be exchanged in whole for one or more other Global Securities registered in the name of the successor Depositary, whereupon such designated successor shall be the Depositary for such successor Global Security or Global Securities and the provisions of Clauses (1), (2), (3) and (4) of this Section shall continue to apply thereto.
     (3) Subject to Clause (2) above and to such applicable provisions, if any, as may be specified as contemplated by Section 301, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.
     (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.
SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.
          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, having attached thereto the text of the Subordinated Guarantee, and bearing a number not contemporaneously outstanding.
          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, having attached thereto the text of the Subordinated Guarantee, and bearing a number not contemporaneously outstanding.
          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
SECTION 307. Payment of Interest; Interest Rights Preserved.
          Except as otherwise provided as contemplated by Section 301 with respect to any Securities of a series, the Company shall deposit with the Trustee or with the Paying Agent, no later than 10:00 a.m., New York City time, on any Interest Payment Date an amount of money sufficient to pay the interest on any Security which is payable, and such interest shall be punctually paid or duly provided for on such Interest Payment Date to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:
     (1) The Company may elect to make payment of any Defaulted Interest payable on any Securities of a series to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each of such Securities and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of such Securities in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest on any Securities of a series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.
          Except as may otherwise be provided in this Section 307 or as contemplated in Section 301 with respect to any Securities of a series, the Person to whom interest shall be payable on any Security that first becomes payable on a day that is not an Interest Payment Date shall be the Holder of such Security on the day such interest is paid.
          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
          In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable. Notwithstanding the foregoing, the terms of any Security that may be converted may provide that the provisions of this paragraph do not apply, or apply with such additions, changes or omissions as may be provided thereby, to such Security.
SECTION 308. Persons Deemed Owners.
          Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.
          No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.
          None of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security, for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, for any acts or omissions of a Depositary or for any transactions between a Depositary and beneficial owners.
SECTION 309. Cancellation.
          All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary practices or as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such canceled Securities.
SECTION 310. Computation of Interest.
          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
SECTION 311. CUSIP Numbers.
          The Company in issuing the Securities may use CUSIP numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities. Any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP numbers.
Article Four
Satisfaction and Discharge
SECTION 401. Satisfaction and Discharge of Indenture.
          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of any Security expressly provided for herein or in the terms of such Security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
          (1) either:
     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 1004) have been delivered to the Trustee for cancellation; or
     (B) all such Securities not theretofore delivered to the Trustee for cancellation:
     (i) have become due and payable; or
     (ii) will become due and payable at their Stated Maturity within one year; or
     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;
and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
     (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1004 shall survive such satisfaction and discharge.
SECTION 402. Application of Trust Money.
          Subject to the provisions of the last paragraph of Section 1004, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

Article Five
Remedies
SECTION 501. Events of Default.
          “Event of Default”, wherever used herein with respect to Securities of any series and if applicable, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
     (1) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law in The Netherlands, Germany or the jurisdiction of the New Issuer, as the case may be, or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor, as the case may be, under any applicable law in The Netherlands, Germany or the jurisdiction of the New Issuer, as the case may be, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or
     (2) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law in The Netherlands, Germany or the jurisdiction of the New Issuer, as the case may be, or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law in The Netherlands, Germany or the jurisdiction of the New Issuer, as the case may be, or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law in The Netherlands, in Germany or the jurisdiction of the New Issuer, as the case may be, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or
     (3) any other Event of Default provided with respect to Securities of that series.
SECTION 502. Acceleration of Maturity; Rescission and Annulment.
          If an Event of Default (other than an Event of Default specified in Section 501(1) or 501(2)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(1) or 501(2) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.
          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:
     (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:
     (A) all overdue interest on all Securities of that series;
     (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities;
     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and
     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and
     (2) all Events of Default with respect to Securities of that series have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
     The Company covenants that if:
     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof;
the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
SECTION 504. Trustee May File Proofs of Claim.
          In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.
          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
SECTION 505. Trustee May Enforce Claims Without Possession of Securities.
          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.
          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
     First: To the payment of all amounts due the Trustee (including any predecessor Trustee) under Section 607; and
     Second: Subject to Article Twelve, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.
SECTION 507. Limitation on Suits.
          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;
     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.
          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), and, if the terms of such Security so provide, to convert such Security in accordance with its terms, and to institute suit for the enforcement of any such payment and, if applicable, any such right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.
          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.
          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.
          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.
          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:
     (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.
          Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:
     (1) in the payment of the principal of or any premium or interest on any Security of such series; or
     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.
          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorneys’ fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Guarantor or the Trustee or, if applicable, in any suit for the enforcement of the right to convert any Security in accordance with its terms.

SECTION 515. Waiver of Usury, Stay or Extension Laws.
          The Company and the Guarantor each covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor each (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Article Six
The Trustee

SECTION 601. Certain Duties and Responsibilities.
          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.
          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603. Certain Rights of Trustee.
     Subject to the provisions of Section 601:
     (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (2) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Management Board shall be sufficiently evidenced by a Board Resolution;
     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;
     (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the

Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Company and the Guarantor, personally or by agent or attorney, with reasonable prior notice and at the reasonable expense of the Company and the Guarantor, provided that the Trustee shall not be entitled to such information which the Company and the Guarantor are prevented from disclosing as a matter of law or contract;
     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
     (8) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
     (9) the Trustee shall not be deemed to have notice of any default (within the meaning of such term as defined in Section 602) or Event of Default with respect to the Securities of any series unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references such Securities and this Indenture;
     (10) the rights, privileges, protections, immunities and benefits herein given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder;
     (11) the permissive rights of the Trustee enumerated herein shall not be construed as duties of the Trustee;
     (12) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action, so long as it conforms to the standard of care under this Indenture; and
     (13) the Trustee may request that the Company or the Guarantor deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.
          The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.
          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.
          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or the Guarantor, as the case may be.

SECTION 607. Compensation and Reimbursement.
     The Company and the Guarantor agree:
     (1) to pay to the Trustee from time to time such compensation as shall be agreed from time to time in writing between the parties for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence, willful misconduct or bad faith; and
     (3) to fully indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses (except for loss of profit), liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.
          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(1) or Section 501(2), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable German bankruptcy, insolvency or other similar law.
          The obligations of the Company and the Guarantor under this Section shall be joint and several.
          The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.
          To secure the Company’s and the Guarantor’s payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of (and premium, if any) and interest on particular Securities.

SECTION 608. Conflicting Interests.
          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall, as soon as practicable and in any event within 90 days after ascertaining that it has a conflicting interest, and if the Event of Default (as defined in Section 501 hereof) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or by virtue of being a trustee under this Indenture and under any indenture listed in Schedule A hereto.

SECTION 609. Corporate Trustee Required; Eligibility.
          There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.
          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.
          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee or the

Company may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
          The Trustee may be removed at any time with respect to the Securities of any series by (1) Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, to the Company and to the Guarantor or (2) the Company or the Guarantor by action established in or pursuant to a Board Resolution of the Company or the Guarantor, as the case may be, delivered to the Trustee and the Company or the Guarantor, as the case may be, provided that if a default or an Event of Default has occurred and is continuing, neither the Company nor the Guarantor shall be able to remove the Trustee pursuant to subclause (2) of this paragraph. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed or the Company may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     If at any time:
     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months; or
     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Holder; or
     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;
then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
          The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.
          In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company and the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.
          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.
          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.
          If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor) and, if applicable, to mandatory provisions of the laws of foreign jurisdictions regarding the collection of such claims.

SECTION 614. Appointment of Authenticating Agent.
          The Trustee may appoint an authenticating agent or agents (“Authenticating Agent” or “Agent”) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this

Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.
          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:
          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, As Trustee
By:

As Authenticating Agent
By:
Authorized Officer

SECTION 615. Appointment of Co-Trustee.
          (a) Notwithstanding any other provisions of this Indenture, following the occurrence of, and during the continuation of, an Event of Default, hereunder, if the Trustee reasonably believes that such action is required by law, rule or regulation of the jurisdiction of incorporation of the Company or the Guarantor or the jurisdiction in which the Company’s or Guarantor’s principal place of business is located, the Trustee shall have the power and may execute and deliver all instruments necessary to appoint one or more Persons to act as a co-trustee or co-trustees hereunder, or separate trustee or separate trustees hereunder, in each case exclusively in such jurisdiction or jurisdictions, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title hereunder, or any part hereof, in each case exclusively in such jurisdiction or jurisdictions, and subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts in such jurisdiction or jurisdictions as the Trustee may reasonably consider necessary or desirable. Each co-trustee and separate trustee hereunder shall be authorized under applicable law to act as a co-trustee or a separate trustee, as the case may be, and shall each have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least US$25,000,000. If at any time a co-trustee or a separate trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.
          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
     (1) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act (i) outside the jurisdiction or jurisdictions set forth in Section 615(a) hereof or (ii) separately without the Trustee joining in such act), except to the extent that under any law of any such jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such separate trustee or co-trustee, but solely in such jurisdiction or jurisdictions and solely at the direction of the Trustee;
     (2) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and
     (3) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee, and the Indenture Trustee shall, following the waiver or cure of the Event of Default pursuant to the terms hereof remove any separate trustee or co-trustee appointed pursuant to Section 615(a) hereof in connection with such Event of Default.
          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Six. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall, subject to the provisions of Section 615(a) and Section 615(b) hereof, be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection or rights (including the rights to compensation, reimbursement and indemnification hereunder) to the Trustee. Every such instrument shall be filed with the Trustee.
          (d) Any separate trustee or co-trustee appointed pursuant to Section 615(a) hereof may at any time constitute the Trustee, in the jurisdiction or jurisdictions set forth in Section 615(a) hereof, its agent or attorney-in-fact in such jurisdiction or jurisdictions with full power and authority, to the extent not prohibited by law in such jurisdiction or jurisdictions, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.
Article Seven
Holders’ Lists and Reports by Trustee, Company and Guarantor

SECTION 701. Company and Guarantor to Furnish Trustee Names and Addresses of Holders.
     The Company will furnish or cause to be furnished to the Trustee:
     (1) semi-annually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the immediately preceding May 1 or November 1, as the case may be; and
     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;
excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information; Communications to Holders.
          The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.
          The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.
          Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company nor the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.
          The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 and shall be dated as of May 15 in each calendar year, commencing in 20__.
          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, if applicable, with the Commission and with the Company and the Guarantor. If applicable, the Company will notify the Trustee when any Securities are listed on any stock exchange and of any delisting thereof.

SECTION 704. Reports by Company and Guarantor.
          The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).
Article Eight
Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. Company or Guarantor May Consolidate, Etc., Only on Certain Terms.
          The Company and the Guarantor shall not consolidate with or merge into any other Person (excluding, for the avoidance of doubt with respect to the Guarantor, any merger of a wholly-owned subsidiary of the Guarantor having the function of an intermediate holding company under German law (referred to as Vermögensveraltungs GmbHs) with and into the Guarantor in the ordinary course of the Guarantor’s holding management activities) or convey, transfer or lease its properties and assets substantially as an entirety to any Person (excluding, for the avoidance of doubt with respect to the Guarantor, any transfer by the Guarantor of assets to one or more of its Subsidiaries in connection with an internal restructuring whereby, following such transfer and restructuring, such assets remain within the Guarantor’s scope of consolidation for accounting purposes), and the Company shall not permit any Person to consolidate with or merge into the Company, unless:
     (1) in case the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety shall be a corporation, partnership, trust, limited liability company or similar entity, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of the Company, the due and punctual payment of the principal of and any premium, interest on all the Securities in accordance with their terms and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and, for each Security that by its terms provides for conversion, shall have provided for the right to convert such Security in accordance with its terms, and, in the case of the Guarantor, the performance of the Subordinated Guarantee in accordance with its terms and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;
     (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company, the Guarantor or any of their Subsidiaries as a result of such transaction as having been incurred by the Company, the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
     (3) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Substituted.
          Upon any consolidation of the Company or the Guarantor, as the case may be, with, or merger of the Company or the Guarantor, as the case may be, into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Subordinated Guarantee, as the case may be.

SECTION 803. Substitution of the Company on Certain Terms.
          Except as otherwise provided as contemplated by Section 301 with respect to Securities of a series, the Guarantor or any Subsidiary of the Guarantor (other than an insurance undertaking) (the “New Issuer”) may assume all the obligations of the Company under any of the Securities, and the Company shall, with respect to such Securities, be relieved of all its obligations and covenants under this Indenture and the Securities, provided that:
     (1) the New Issuer assumes any and all of the Company’s obligations under or in connection with such Securities and, if the service of process vis-à-vis the New Issuer would have to be effected outside the United States of America, appoints a process agent within the United States of America;

     (2) the Company and the New Issuer have obtained all authorizations and approvals necessary for the substitution and the fulfillment of the obligations arising under or in connection with such Securities; the New Issuer is in the position to pay to the Trustee in U.S. dollars and without deducting or withholding any taxes or other duties of whatever nature imposed, levied or deducted by the country (or countries) in which the New Issuer has its domicile or tax residence all amounts required for the performance of the payment obligations arising from or in connection with such Securities;
     (3) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor or any of its Subsidiaries as a result of such transaction as having been incurred by the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
     (4) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such substitution of the Company and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
          If the New Issuer is not the Guarantor, the Guarantor shall irrevocably and unconditionally guarantee such obligations of the New Issuer under such Securities on terms which shall ensure that each Holder will be put in an economic position that is at least as favorable as that which would have existed if the substitution had not taken place.
          If the Guarantor assumes the obligations of the Company in respect of any Securities and under this Indenture to the extent relating to such Securities, in whole (but not in part), the Subordinated Guarantee of the Guarantor with respect to such Securities shall terminate without any requirement that any action be taken by the Company, the Guarantor or the Trustee.
          If the Guarantor becomes the New Issuer, any further substitution of the issuer shall be excluded.
          For the avoidance of doubt, following the substitution of the Company by a New Issuer pursuant to this Section 803, any reference to the Company in the terms and conditions of the Securities and this Indenture shall constitute a reference to the New Issuer.
Article Nine
Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders.
          Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Subordinated Guarantee; or
     (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or
     (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or
     (4) to add any additional present, future or contingent payment obligation of the Guarantor under the Subordinated Guarantee or any future guarantee for the benefit of the Holders of all or any series of Securities (and if such additional payment obligations are to be for the benefit of less than all series of Securities, stating that such additional payment obligations are expressly being included solely for the benefit of such series); or
     (5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or
     (6) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or
     (7) to establish the form or terms of Securities of any series or the form of Subordinated Guarantee as permitted by Sections 201 and 301; or
     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or
     (9) to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be converted into securities or other property other than Securities of the same series and of like tenor, in order to permit or facilitate the issuance, payment or conversion of such Securities; or
     (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or
     (11) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall adversely affect the interest of the Holders of the Securities in any material respect.

SECTION 902. Supplemental Indentures With Consent of Holders.
          With the consent of the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (considered together as one class for this purpose), by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:
     (1) change the time of the payment of any installment of interest on any Security, or reduce the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or permit the Company to redeem any Security if, absent such supplemental indenture, the Company would not be permitted to do so, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable; or
     (2) impair the right of any Holder to receive any principal payment or interest payment on such Security in a manner other than that stated in the terms of the relevant Security, on or after the applicable Interest Payment Date thereof, or to institute suit for the enforcement of any such payment; or
     (3) reduce the amount payable upon the redemption of any Security or change the times at which any Security may be redeemed or, once notice of redemption has been given, the time at which it must thereupon be redeemed; or
     (4) change the obligation of the Company or of a New Issuer to pay Additional Amounts and interest (including any deferred interest, if applicable), if any; or
     (5) modify or change any provision of this Indenture affecting the ranking of the Securities of any series or the Subordinated Guarantee in a manner adverse to the Holders of Securities; or
     (6) if any Security provides that the Holder may require the Company to repurchase or convert such Security, impair such Holder’s right to require repurchase or conversion of such Security on the terms provided therein; or

     (7) reduce the percentage in principal amount of the Outstanding Securities of any one or more series (considered separately or together as one class, as applicable), the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or
     (8) modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(9).
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.
          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, in addition to the documents required by Section 102, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.
          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.
          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. Reference in Securities to Supplemental Indentures.
          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, with the text of the Subordinated Guarantee attached thereto, and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
SECTION 907. Subordination Unimpaired.
          Otherwise than as stated herein, this Indenture may not be amended directly or indirectly to modify the subordination provisions, as provided in this Indenture, in any manner which might terminate or limit the subordination of the Securities.
Article Ten
Covenants
SECTION 1001. Payment of Principal, Premium and Interest by Company.
          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.
SECTION 1002. Maintenance of Office or Agency by Company.
          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
          With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 301, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor; provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the Applicable Procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.
SECTION 1003. Maintenance of Office or Agency by Guarantor.
          The Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment under the Subordinated Guarantee and where notices and demands to or upon the Guarantor in respect of the Subordinated Guarantee of the Securities of that series and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
          The Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for such purpose and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
SECTION 1004. Money for Securities Payments to Be Held in Trust.
          If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, by each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
          The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
          Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor as the case may be.
SECTION 1005. Statement by Officers as to Default.
          The Company and the Guarantor will each deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
          The Company and the Guarantor shall deliver to the Trustee, as soon as possible and in any event within five days after the Company or the Guarantor, as the case may be, becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers’ Certificate setting forth the details of such Event of Default or default and the action which the Company or the Guarantor, as the case may be, proposes to take with respect thereto.
SECTION 1006. Waiver of Certain Covenants.
          Except as otherwise specified as contemplated by Section 301 for Securities of a specific series, the Company and the Guarantor may, with respect to the Securities of any one or more series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series or in Article Eight if, before the time for such compliance, the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such waiver (considered together as one class for this purpose) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.
SECTION 1007. Payment of Additional Amounts.
          The Company and the Guarantor shall make all payments of principal, interest and premium in respect of the Securities (including payments by the Guarantor under the Subordinated Guarantee) free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) imposed, levied, collected, withheld or assessed by The Netherlands (if by the Company) or the Federal Republic of Germany (if by the Guarantor) or any political subdivision or any authority thereof or therein that has power to tax (a “Relevant Jurisdiction”), unless the Company or the Guarantor is compelled by law to make such withholding or deduction. In the event of such withholding or deduction, the Company or the Guarantor will pay such additional amounts (the “Additional Amounts”) as are necessary for each Holder to receive, after deduction or withholding of such Taxes, the full amount that the Holder would have received if no such withholding or deduction had been required; provided that no such Additional Amounts shall be payable with respect to such Taxes in respect of any amount payable on any Securities:
(i)	to a Holder which is liable for such Taxes in respect of such Securities by reason of such Holder having some connection with a Relevant Jurisdiction (as the case may be) other than the mere holding of such Securities;

(ii)	to a Holder which would be able to avoid such withholding or deduction under the laws of a Relevant Jurisdiction by presenting any form or certificate and/or making a declaration of non-residence or similar claim for exemption or refund but fails to do so after proper notice has been sent to such Holder by the Issuer;

(iii)	in respect of any deduction or withholding imposed on a payment to an individual and required to be made pursuant to European Council Directive 2003/48/EC or any other European Union Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(iv)	to a Holder which would have been able to avoid such withholding or deduction by presenting (where presentation is required) the Security to a Paying Agent in another Member State of the European Union.
          For purposes of this Indenture, any references to principal of and/or interest on Securities shall be deemed to include a reference to any relevant premium and/or Additional Amounts payable in respect of such Securities.
          In the event that a New Issuer assumes the obligations of the Company pursuant to Section 803 and the New Issuer is organized or resident in any jurisdiction other than The Netherlands for tax purposes, such other jurisdiction will be deemed to be a Relevant Jurisdiction.

SECTION 1008. Passive Foreign Investment Company Status of the Company.
          The Company and the Guarantor will each use their reasonable best efforts to operate the Company in such a manner that it does not become a “passive foreign investment company” within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended.
Article Eleven
Redemption of Securities
SECTION 1101. Applicability of Article.
          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.
SECTION 1102. Election to Redeem; Notice to Trustee.
          The election of the Company to redeem any Securities shall be established in or pursuant to a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.
SECTION 1103. Selection by Trustee of Securities to Be Redeemed.
          If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.
          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.
          The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.
          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.
          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
SECTION 1104. Notice of Redemption.
          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.
          All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any) and shall state:
     (1) the Redemption Date;
     (2) the Redemption Price or, if not then ascertainable, the manner of calculation thereof;
     (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;
     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;
     (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price;
     (6) for any Securities that by their terms may be converted, the terms of conversion, the date on which the right to convert the Security to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion; and
     (7) such other matters as the Company shall deem desirable or appropriate.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.
SECTION 1105. Deposit of Redemption Price.
          By 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1004) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.
          If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307 or in the terms of such Security) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.
SECTION 1106. Securities Payable on Redemption Date.
          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
SECTION 1107. Securities Redeemed in Part.
          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security surrendered; provided, if a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

SECTION 1108. Optional Redemption for Tax Reasons.
          Unless otherwise specified for a particular series of Securities or as otherwise provided for in an indenture supplemental hereto, the Company or the Guarantor may, on giving not more than 60 nor less than 30 days’ notice to the Trustee (which notice shall be irrevocable), redeem, in whole, but not in part, the Securities of any Series then outstanding at a redemption price equal to the principal amount of the Securities (or if the Securities are Original Issue Discount Securities, such amount as determined pursuant to the formula set forth in the applicable indenture supplement) plus accrued interest or applicable premiums, in each case with respect to the Securities being redeemed, in the event that the Company or the Guarantor determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of a Relevant Jurisdiction (as defined in Section 1007 herein) affecting taxation, which becomes effective on or after the date of issuance of that series, or, with respect to a successor entity or New Issuer, a date following the date the successor became a successor or a New Issuer assumed the Company’s obligations under the Indenture, or any change in or amendment to any official position regarding the application or interpretation of such laws, regulations or rulings; (a) the Company or the Guarantor has or will become obligated to pay Additional Amounts (as defined in Section 1007 herein) with respect to the Securities of such Series which obligation cannot be avoided by the Company or the Guarantor or any successor or New Issuer; or (b) interest payable by the Company or the Guarantor in respect of the Securities or the Subordinated Guarantee, as the case may be, is no longer, or within 90 days of the date of the Opinion of Counsel described below will no longer be, fully deductible by the Company or the Guarantor for Dutch and German income tax purposes, respectively (and neither the Company nor the Guarantor can take reasonable measures that would ensure that such interest is fully deductible by it for Dutch and German income tax purposes, respectively). The Trustee will notify the Holders at least 30 days but no more than 60 days prior to the date fixed for any such redemption. Prior to the giving of any notice of redemption for tax reasons as described in this paragraph, the Company or the Guarantor shall deliver to the Trustee (i) an Officers’ Certificate stating that the Company or the Guarantor is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company or the Guarantor to so redeem have occurred and (ii) an Opinion of Counsel to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company or the Guarantor would be obligated to pay such Additional Amounts if a payment in respect of the Securities were then due.
Article Twelve
Subordination of Securities
SECTION 1201. Securities Subordinate to Senior Debt.
          Each of the Company and the Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

SECTION 1202. Payment Over of Proceeds Upon Dissolution, Etc.
          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or the Guarantor or to their respective creditors, as such, or to their respective assets, or (b) any liquidation, dissolution or other winding up of the Company or the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or the Guarantor, then and in any such event the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or the Guarantor being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up event.
          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or the Guarantor being subordinated to the payment of the Securities, before all Senior Debt is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith by the Trustee or such Holder, as the case may be, to the trustee in bankruptcy, receiver or other relevant person charged with the insolvency of the Company or the Guarantor, as the case may be for payment to the Company or the Guarantor, as the case may be. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section.
          For purposes of this Article only, the words “cash, property or securities” shall not be deemed to include shares of stock of the Company or the Guarantor as reorganized or readjusted, or securities of the Company or the Guarantor or any other corporation or other entity provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Debt which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company or the Guarantor with, or the merger of the Company or the Guarantor into, or the conveyance, transfer or lease by the Company or the Guarantor of its properties and assets substantially as an entirety to, another Person upon the terms and conditions set forth in Article Eight, or the liquidation or dissolution of the Company or the Guarantor following any such conveyance or transfer, shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company or the Guarantor for the purposes of this Section if the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance, transfer or lease of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.
SECTION 1203. Payment Permitted in Certain Situations.
          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company or the Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company or the Guarantor, as the case may be, referred to in Section 1202, from making payments at any time of or on account of the principal of (and premium, if any) or interest on the Securities or on account of the purchase or other acquisition of the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.
SECTION 1204. Provisions Solely to Define Relative Rights.
          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company or the Guarantor, as the case may be, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company or the Guarantor, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with other obligations of the same class of the Company or the Guarantor as specified in a Board Resolution or indenture supplemental hereto), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or the Guarantor of the Holders of the Securities and creditors of the Company or the Guarantor, as the case may be, other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.
SECTION 1205. Trustee to Effectuate Subordination.
          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.
SECTION 1206. No Waiver of Subordination Provisions.
          No right of any present or future holder of any Senior Debt, if any, to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.
          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or the Guarantor and any other Person.
SECTION 1207. Notice to Trustee.
          The Company or the Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or the Guarantor, as the case may be, which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have, at least three (3) business days prior to the date upon which such payment would otherwise be due and payable, received written notice thereof from the Company or the Guarantor or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist.
          Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
SECTION 1208. Reliance on Judicial Order or Certificate of Liquidating Agent.
          Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of the Company or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.
SECTION 1209. Trustee Not Fiduciary for Holders of Senior Debt.
          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Securities or to the Company or the Guarantor or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.
SECTION 1210. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee’s Rights.
          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.
          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.
SECTION 1211. Article Applicable to Paying Agents.
          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term “Trustee” as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee, provided, however, that this Section 1211 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.
Article Thirteen
Subordinated Guarantee
SECTION 1301. Subordinated Guarantee.
          The Guarantor hereby unconditionally guarantees on a subordinated basis to each Holder of the Security to which this Subordinated Guarantee is attached due and prompt payment of the principal of (and premium, if any) and interest (including Additional Amounts) on such Security, when falling due in accordance with the terms thereof and this Indenture, as well as the fees and expenses of the Trustee pursuant to Section 607 and subject to Section 1210 hereof.
          Upon discharge of any obligations of the Company or the Guarantor subsisting hereunder in favor of any Holder of Security, the relevant guaranteed right of such Holder of Security under the Security shall cease to exist.

          The intent and purpose of this Subordinated Guarantee is to ensure that any Holder of Security under any and all circumstances, whether factual or legal, and irrespective of validity or enforceability of the obligations of the Company, or any other reasons on the basis of which the Company may fail to fulfill its obligations, receive on the respective due date any and all sums payable in accordance with the Indenture.
          The Guarantor hereby further agrees that if any payments under the Securities are made with withholding or deduction for or on account of any present or future Taxes imposed upon or as a result of such payments by a Relevant Jurisdiction, to the extent not restricted by law, the Guarantor will, subject to the same exceptions and limitations set forth in Section 1007 of the Indenture applicable to the Company, pay such Additional Amounts to the Holder of any Security who is not a resident of a Relevant Jurisdiction as may be necessary in order that every net payment of the principal of and interest on such Security and any other amounts payable on such Security, after withholding for or on account of such Taxes imposed upon or as a result of such payment, will not be less than the amount provided for in such Security to be then due and payable. In the event that the Guarantor merges or consolidates with another entity pursuant to Section 801, if such successor entity is organized or resident in any jurisdiction other than the Federal Republic of Germany (a “Successor Jurisdiction”) for tax purposes, such Successor Jurisdiction will be deemed to be a Relevant Jurisdiction for purposes of Section 1007.
          The Guarantor may deposit with the Lower Court (Amtsgericht) in Frankfurt am Main, Germany, any principal of (and premium, if any) and interest (including Additional Amounts) on the Security, which have become due and have not been claimed by the Holders within twelve months after having become due. If the Guarantor waives all rights to withdraw such deposits, the respective claims of Holders against the Company and the Guarantor shall cease.
          The obligations of the Guarantor under this Subordinated Guarantee shall be subordinated to, and subject in right of payment to, the prior payment in full of certain specified claims and circumstances in accordance with the provisions of Article Twelve of this Indenture or as specified in or pursuant to an indenture supplemental hereto.
          The Holder of Securities explicitly accepts that, in the circumstances described above, payments in respect of the Securities will be made by the Guarantor pursuant to the Subordinated Guarantee only in accordance with the subordination described above.
          No Holder of Security may set off any claims arising under the Securities or under this Subordinated Guarantee against any claims that the Guarantor may have against it. The Guarantor may set off any claims it may have against any Holder of the Securities against any of its obligations under the Subordinated Guarantee only if such amounts have been replaced by other at least equivalent regulatory capital (Eigenmittel) of at least equal status and pursuant to other circumstances as may be specified in an indenture supplemental to this Indenture.
          Except for the rights created pursuant to this Subordinated Guarantee, no security of whatever kind is, or shall at any time be, provided by the Guarantor or any other person securing rights to the Holder of Securities.
          No subsequent agreement or indenture supplemental hereto shall directly or indirectly modify the provisions of this Subordinated Guarantee in any manner which might terminate or impair the subordination of this Subordinated Guarantee or shorten the term of this Subordinated Guarantee or any applicable notice period of the Subordinated Guarantee.
          In the event of a substitution of the Company by a subsidiary of the Guarantor pursuant to Section 803 of this Indenture, this Subordinated Guarantee shall extend to any and all amounts payable by such subsidiary pursuant to the Indenture.
          This Subordinated Guarantee constitutes a contract in favor of the Holders of the Securities as third party beneficiaries pursuant to Section 328(1) of the German Civil Code giving rise to the right of each such Holder (or the Trustee on behalf of the Holder) to require performance of the obligations assumed hereby directly from the Guarantor and to enforce such obligations directly against the Guarantor.
          Subject to Section 107 of the Indenture, the Subordinated Guarantee shall be governed by and construed in accordance with the law of the Federal Republic of Germany.
          The exclusive court of venue for all litigation with the Guarantor arising from the legal relations established under this Subordinated Guarantee is Frankfurt am Main, Germany.
          The Trustee undertakes to hold the original copy of this Subordinated Guarantee in custody until all obligations under the Securities and this Subordinated Guarantee have been fulfilled.
          On the basis of this copy of this Subordinated Guarantee certified as being a true copy by a duly authorized officer of the Trustee, each Holder of a Security may protect and enforce in his own name his rights arising under this Subordinated Guarantee in any legal proceedings against the Guarantor or to which such Holder of Security and the Guarantor are parties, without the need for production of this Subordinated Guarantee in such proceedings.
          This obligation is not a deposit and is not insured by the United States Federal Deposit Insurance Corporation.
          All terms used in this Subordinated Guarantee which are defined elsewhere in this Indenture shall have the meanings assigned to them in the Indenture.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          In Witness Whereof, the Company and the Trustee hereto have caused this Indenture to be duly executed, and the Guarantor has caused this Indenture and the Subordinated Guarantee contained in Section 1301 hereof, to be duly executed, all as of the day and year first above written.

ALLIANZ FINANCE III B.V.
By:
Name:
Title:

By:
Name:
Title:

ALLIANZ SE
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK, As Trustee
By:
Name:
Title:

Schedule A
[List of other indentures with The Bank of New York]